Exhibit 10.22

DATED 20 AUGUST 2008

(1) APOLLO PRINCIPAL HOLDINGS VII GP, LTD.

(2) PATRICK HEAD

INITIAL EXEMPTED LIMITED PARTNERSHIP AGREEMENT

OF

APOLLO PRINCIPAL HOLDINGS VII, L.P.

WARNING

THE TAKING OR SENDING BY ANY PERSON OF AN ORIGINAL OF THIS DOCUMENT INTO THE CAYMAN ISLANDS MAY GIVE RISE TO THE IMPOSITION OF SUBSTANTIAL CAYMAN ISLANDS

STAMP DUTY

Walker House, 87 Mary Street, George Town

Grand Cayman KYI-9001, Cayman Islands

T 345 949 0100 F 345 949 7886 www. walkerglobal.com

REF: PGH/Ijt/A1738.79935

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THIS EXEMPTED LIMITED PARTNERSHIP AGREEMENT is made on 20 August 2008

BETWEEN

(1)	APOLLO PRINCIPAL HOLDINGS VII GP, LTD. having its registered office at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands as general partner (the “General Partner”); and

(2)	PATRICK HEAD of Walkers, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9001, Cayman Islands as limited partner (the “Limited Partner”).

WHEREAS

The General Partner and the Limited Partner hereby form an exempted limited partnership pursuant to and in accordance with the Exempted Limited Partnership Law (as amended) of the Cayman Islands (the “Law”).

IT IS AGREED

1.	NAME

The name of the exempted limited partnership formed hereby is Apollo Principal Holdings VII, L.P. (the “Partnership”).

2.	PURPOSE

The Partnership is formed to engage in any lawful activity for which exempted limited partnerships may be formed under the Law.

3.	REGISTERED OFFICE

The registered office of the Partnership is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands.

4.	PARTNERS

The names and addresses of the General Partner and the Limited Partner are as described above.

5.	POWERS

The General Partner shall have the rights and power to manage and administer the affairs of the Partnership.

6.	TERM

The Partnership shall be established on the date hereof and shall continue until terminated in accordance with this Agreement or any amendment or modification thereof. The General Partner and the Limited Partners agree not to commence the business of the Partnership until the Partnership has been registered in accordance with Section 9 of the Law.

7.	CAPITAL CONTRIBUTIONS

The partners of the Partnership have contributed the following amounts, in cash or other property, and no other property, to the Partnership:

General Partner	US$	1.00

Limited Partner	US$	1.00

8.	CONTRIBUTIONS

The partners shall make capital contributions to the Partnership in such amounts and at such times as they shall mutually agree.

9.	ALLOCATIONS OF PROFITS AND LOSSES

The Partnership’s profits and losses shall be allocated pro rata in accordance with the partners’ respective interests in the Partnership provided always that nothing in this provision shall have effect to impose or otherwise place any liability on the Limited Partner for the debts or obligations of the Partnership.

10.	DISTRIBUTIONS

At the time or times determined by the General Partner, the General Partner shall cause the Partnership to distribute any cash held by it which is not reasonably necessary for the operation of the Partnership. Cash available for distribution shall be distributed to the partners of the Partnership in the same proportion as their then capital account balances.

11.	ASSIGNMENTS

A partner may assign all or any part of its partnership interest in the Partnership only with the consent of all the other partners (which consent may be given or withheld in each other partner’s sole discretion) and any permitted assignee of a partnership interest shall be admitted as a substitute partner.

12.	TERMINATION

The Partnership shall be dissolved upon:

(a)	the service of a notice of dissolution by the General Partner on each of the Limited Partners; or

(b)	the withdrawal by or resignation of the General Partner as general partner of the Partnership; or

(c)	the withdrawal by a limited partner leaving the General Partner as the sole partner of the Partnership,

and its affairs shall be wound up by the General Partner or such other person as the General Partner shall appoint.

13.	AMENDMENTS TO AGREEMENT

The terms and provisions of this Agreement may be modified or amended at any time and from time to time with the written consent of all the partners for the time being.

14.	WITHDRAWAL

In no circumstances will the Limited Partner be permitted to withdraw from the Partnership, or to withdraw any part of its capital account at the instance of the Limited Partner.

15.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands.

IN WITNESS whereof this Agreement has been entered into by the parties on the day and the year first before written.

SIGNED for and on behalf of APOLLO PRINCIPAL	)
HOLDINGS VII GP, LTD. by:	)	Duly Authorised Signatory
)
	)	Name:	/s/ Joshua Harris
)
	)	Title:	Director
)

SIGNED by PATRICK HEAD	)	/s/ Patrick Head
)
)

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